EXHIBIT 99.3
Joseph R. Pierre-Louis

December 14, 2009

Dragon’s Lair Holdings, Inc.
785 N.E. 83rd Terrace
Miami, Florida 33138

Dear Sir or Madam:

I hereby resign as a director of Dragon’s Lair Holdings, Inc. (the “Company”), effective immediately.  My resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.  I wish the Company much success in its future endeavors.

Sincerely yours,

/s/ Joseph R. Pierre-Louis
Joseph R. Pierre-Louis